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               AMENDED AND RESTATED LIMITED LIABILITY COMPANY
                               OPERATING AGREEMENT


                                       of


                               IDT HOLDING, L.L.C.






                           Dated as of December 10, 1999


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                            PAGE
ARTICLE I      DEFINITIONS...................................................1

ARTICLE II     FORMATION.....................................................6

ARTICLE III    CLASSES OF MEMBERSHIP, CONTRIBUTIONS AND CAPITAL
               ACCOUNTS......................................................7

ARTICLE IV     ALLOCATIONS AND DISTRIBUTIONS.................................8

ARTICLE V      RIGHTS AND DUTIES OF MEMBERS.................................13

ARTICLE VI     INDEMNIFICATION OF MEMBERS...................................15

ARTICLE VII    MANAGEMENT...................................................16

ARTICLE VIII   DISPOSITION OF MEMBERSHIP INTERESTS; OTHER RIGHTS............17

ARTICLE IX     ACCOUNTING AND RECORDS; CERTAIN TAX MATTERS..................20

ARTICLE X      WITHDRAWALS; ACTION FOR PARTITION; BREACHES..................21

ARTICLE XI     DISSOLUTION AND WINDING UP...................................22

ARTICLE XII    AMENDMENT....................................................23

Article XIII   MISCELLANEOUS PROVISIONS.....................................23

     Amended and Restated Limited Liability Company Operating Agreement


                                       of


                               IDT Holding, L.L.C.

            This Amended and Restated Limited Liability Company Operating Agreement of IDT Holding, L.L.C. (the "COMPANY"), a limited liability company organized pursuant to the Delaware Limited Liability Company Act (the "ACT"), is entered into and shall be effective as of December 10, 1999, by and among The Veritas Capital Fund, L.P., a Delaware limited partnership ("VERITAS"), those employees of PEI Electronics , Inc., a Delaware corporation ("PEI"), listed on the signature page hereof and on SCHEDULE A and SCHEDULE B hereto (the "PEI EMPLOYEES") and those employees of Sierra Tech., Inc., a Delaware corporation ("Sierra"), listed on the signature page hereof and on SCHEDULE A and SCHEDULE B hereto (the "SIERRA EMPLOYEES").

            WHEREAS, pursuant to the Limited Liability Company Operating Agreement, dated as of August 6, 1999 (the "EXISTING OPERATING AGREEMENT"), among Veritas and certain named employees of PEI (collectively, the "ORIGINAL MEMBERS"), the Company was originally formed; and

            WHEREAS, the Original Members desire to admit Additional Members upon the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained herein, the parties hereby agree that the Existing Operating Agreement is hereby amended and restated in its entirety as follows:

                                    ARTICLE I

                                   DEFINITIONS

            For purposes of this Agreement unless the context clearly indicates otherwise, the following terms shall have the following meanings:

            "ACT" is defined in the Preamble.

            "ADJUSTED INVESTED CAPITAL" means at any time the sum of all amounts paid by any Class A Member in consideration for Integrated Defense Technologies Shares plus any additional Capital Contribution made by such Class A Member, less all distributions made up to the time of reference to such Class A Member pursuant to SECTION 4.4(b).

            "ADDITIONAL MEMBERS" means those Persons admitted as Members of the Company pursuant to SECTION 3.3.

            "AFFILIATE" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person.

            "AGREEMENT" means this Amended and Restated Limited Liability Company Operating Agreement, as originally executed and as amended from time to time, as the context requires. Words such as "herein", "hereinafter", "hereto", "hereby" and "hereunder", when used with reference to this Agreement, refer to this Agreement as a whole, unless the context otherwise requires.

            "AVAILABLE CASH" means the gross cash proceeds of the Company from all sources less all amounts used to pay or establish reserves for all Company expenses, all as determined by the Manager. "Available Cash" shall not be reduced by depreciation, amortization, cost recovery deductions or similar allowances, but shall be increased by any reductions of reserves previously established pursuant to the first sentence of this definition.

            "BANKRUPTCY" means, with respect to a Person, the occurrence of any of the following events: (a) the filing by that Person of a petition commencing a voluntary case in bankruptcy under applicable bankruptcy laws; (b) entry against that Person of an order for relief under applicable bankruptcy laws; (c) written admission by that Person of its inability to pay its debts as they mature, or an assignment by that Person for the benefit of creditors; or (d) appointment of a receiver for the property or affairs of that Person.

            "BUSINESS DAY" means each day of the calendar year other than days on which banks are required or authorized to close in the State of Delaware.

            "CAPITAL ACCOUNT" means the account maintained for a Member determined in accordance with ARTICLE III.

            "CAPITAL CONTRIBUTION" means the amount of capital to be contributed by the Members to the Company as set forth on SCHEDULE A or SCHEDULE B, as the case may be, as may be modified or supplemented from time to time.

            "CERTIFICATE OF FORMATION" means the document filed with the Secretary of State of Delaware and through which the Company is formed and any duly authorized, executed and filed amendments or restatements thereof.

            "CHANGE OF CONTROL" is defined in SECTION 4.2(b).

            "CLASS A MEMBER" means a Member identified on SCHEDULE A at the time of reference.

            "CLASS A MEMBERSHIP INTEREST" means each Class A Membership Interest described in SECTION 3.1.

            "CLASS A PERCENTAGE INTEREST" means, with respect to any Class A Member, the percentage interest set forth opposite such Class A Member's name on SCHEDULE A, as it may be modified or supplemented from time to time.

            "CLASS B MEMBER" means a Member identified on SCHEDULE B at the time of reference.

            "CLASS B MEMBERSHIP INTEREST" means each Class B Membership Interest described in SECTION 3.1.

            "CLASS B PERCENTAGE INTEREST" means, with respect to any Class B Member, the percentage interest set forth opposite such Class B Member's name on SCHEDULE B, as it may be modified or supplemented from time to time.

            "CODE" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

            "COMPANY" is defined in the Preamble.

            "DISTRIBUTION" means a transfer of property to a Member on account of a Membership Interest as described in ARTICLE IV.

            "EXISTING OPERATING AGREEMENT" is defined in the Preamble.

            "FAIR MARKET VALUE" is defined in SECTION 8.4(b).

            "FISCAL YEAR" means the fiscal year of the Company, as determined by the Manager.

            "INTEGRATED DEFENSE TECHNOLOGIES" means Integrated Defense Technologies, Inc., a Delaware corporation and the holder of all of the issued and outstanding shares of capital stock of PEI and Sierra.

            "INTEGRATED DEFENSE TECHNOLOGIES SHARES" means shares of common stock, par value $.01 per share, of Integrated Defense Technologies.

            "INVESTED CAPITAL" means the amount paid by any Class A Member in consideration for Integrated Defense Technologies Shares plus any additional Capital Contribution made by such Class A Member.

            "INVESTED CAPITAL CONTRIBUTION DATE" means the date any Class A Member made a contribution of Invested Capital.

            "MANAGER" means the Member that will have the authority and powers set forth in ARTICLE VII.

            "MEMBER" means each Person who is a Class A Member or a Class B Member.

            "MEMBERSHIP INTEREST" means the rights of a Member in Distributions (liquidating or otherwise) and allocations of the profits, losses, gains, deductions, and credits of the Company.

            "NET PROFITS" - and "NET LOSS" means, for each Fiscal Year or other period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

            (a) any income of the Company that is exempt from federal income tax not otherwise taken into account in computing Net Profits or Net Loss shall be added to such taxable income or loss; and

            (b) any expenditures of the Company described in Code Section 705(b)(2)(B) or treated as Code Section 705(b)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Net Profits or Net Loss shall be subtracted from such taxable income or loss.

            "ORIGINAL MEMBERS" is defined in the Preamble.

            "PEI" is defined in the Preamble.

            "PEI CLASS B MEMBER" means a Class B Member employed by PEI.

            "PEI EMPLOYEES" is defined in the Preamble.

            "PEI REDUCTION PERCENTAGE" is defined in SECTION 4.2(a).

            "PEI EMPLOYMENT DATE" is defined in SECTION 4.2(a).

            "PEI TERMINATION DATE" is defined in SECTION 4.2(a).

            "PERCENTAGE INTEREST" means, with respect to any Member, the total percentage interest set forth opposite each Member's name on SCHEDULE A or SCHEDULE B as the case may be, as it may be modified or supplemented from time to time.

            "PERMITTED TRANSFEREE" is defined in SECTION 8.1.

            "PERSON" means an individual, trust, estate, or any incorporated or unincorporated organization permitted to be a member of a limited liability company under the laws of the State of Delaware.

            "PRIORITY RETURN" means a sum sufficient to result in a pre-tax 15% per annum internal rate of return (compounded annually) on the Adjusted Invested Capital of the Class A Members. Such rate of return shall be calculated commencing from the Invested Capital Contribution Date.

            "PROCEEDING" means any administrative, judicial, or adversary proceeding, including, without limitation, litigation, arbitration, administrative adjudication, mediation, and appeal or review of any of the foregoing.

            "PROPERTY" means all of the assets of the Company, both tangible and intangible or any portion thereof.

            "REGULATIONS" means, except where the context indicates otherwise, the permanent, temporary, proposed, or proposed and temporary regulations of the Department of the Treasury under the Code, as such regulations may be lawfully changed from time to time (including corresponding provisions of succeeding regulations).

            "RULE 144" is defined in SECTION 5.2(i).

            "SALE TRANSACTION" is defined in SECTION 8.2.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SIERRA" is defined in the Preamble.

            "SIERRA CLASS B MEMBER" means a Class B Member employed by Sierra.

            "SIERRA EMPLOYEES" is defined in the Preamble.

            "SIERRA REDUCTION PERCENTAGE" is defined in SECTION 4.2(B).

            "SIERRA EMPLOYMENT DATE" is defined in SECTION 4.2(B).

            "SIERRA TERMINATION DATE" is defined in SECTION 4.2(B).

            "SUBSIDIARY" means, with respect to any Person, a corporation or other entity of which more than 50% of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Integrated Defense Technologies.

            "TRANSFER" means, as a noun, any voluntary or involuntary transfer, sale, or other disposition and, as a verb, voluntarily or involuntarily to sell, assign, transfer, grant, give away, hypothecate, pledge or otherwise dispose of and shall include any transfer by will, gift or intestate succession.

            "VERITAS" is defined in the Preamble.

                                   ARTICLE II

                                    FORMATION

            This Limited Liability Company Operating Agreement of IDT Holding, L.L.C., is entered into and shall be effective as of the date first above written by and among the Members set forth on the signature pages hereof, pursuant to the provisions of the Act, on the following terms and conditions:

      2.1 ORGANIZATION. The Members hereby organize the Company as a Delaware limited liability company pursuant to the provisions of the Act.

      2.2 NAME. The name of the Company is "IDT Holding, L.L.C.". All business conducted in the State of Delaware shall be conducted under such name. All business of the Company shall be conducted under that name or under any other name, but in any case, only to the extent permitted by applicable law. The Company shall hold all of its property in the name of the Company and not in the name of any Member.

      2.3 TERM. The Company shall be dissolved and its affairs wound up in accordance with the Act and this Agreement on December 31, 2020, unless the Company shall be sooner dissolved and its affairs wound up in accordance with the Act or this Agreement.

      2.4 REGISTERED AGENT AND OFFICE. The registered agent for the service of process and the registered office shall be that Person and location reflected in the Certificate of Formation as filed in the office of the Secretary of State of Delaware. The Company may, from time to time, change the registered agent or office through appropriate filings with the Secretary of State. In the event the registered agent ceases to act as such for any reason or the registered office shall change, the Company shall promptly designate a replacement registered agent or file a notice of change of address, as the case may be.

      2.5 PRINCIPAL OFFICE. The principal office of the Company shall be located c/o Veritas at 660 Madison Avenue, New York, New York 10021, or at such other place as may be determined by Veritas. The Company may also have such other offices as the Veritas may determine.

      2.6 PURPOSE. The purpose of the Company is to hold Integrated Defense Technologies Shares and to engage in any and all lawful businesses and in all activities necessary, customary, convenient, or incidental to any of the foregoing.

      2.7 STATUTORY COMPLIANCE. The Company shall exist under and be governed by, and this Agreement shall be construed in accordance with, the applicable laws of the State of Delaware. The Members shall make all filings and disclosures required by, and shall otherwise comply with, all such laws. The Members shall execute and file in the appropriate records any assumed or fictitious name certificates and other documents and instruments as may be necessary or appropriate with respect to the formation of, and conduct of business by, the Company.

      2.8 TITLE TO PROPERTY. All real and personal property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such property in its individual name or right, and each Member's interest in the Company shall be deemed personal property for all purposes. Except as otherwise provided in this Agreement, the Company shall hold all of its real and personal property in the name of the Company and not in the name of any Member.

      2.9 PAYMENTS OF INDIVIDUAL OBLIGATIONS. The Company's credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be transferred or encumbered for or in payment of any individual obligation of a Member.

                                   ARTICLE III

         CLASSES OF MEMBERSHIP, CONTRIBUTIONS AND CAPITAL ACCOUNTS

      3.1 TWO CLASS OF MEMBERSHIP INTEREST. The Company shall have two classes of Membership Interests, Class A Membership Interests and Class B Membership Interests. Each of the Class A Membership Interests and Class B Membership Interests shall have identical rights, obligations and privileges, except as otherwise provided in this Agreement.

      3.2 CONTRIBUTIONS. The names, addresses, Capital Contributions and Class A Percentage Interests of the Class A Members are set forth on SCHEDULE A. The names, addresses, Capital Contributions and Class B Percentage Interests of the Class B Members are set forth on SCHEDULE B.

      3.3 ADDITIONAL MEMBERS. Following formation, the Company may admit one or more Additional Members from time to time. The Capital Contributions and Percentage Interests of any Additional Members shall be determined by the Manager. Upon the admission to the Company of any Additional Members who are allocated Membership Interests, the Membership Interests of the other Members shall be reduced accordingly on a PRO RATA basis. SCHEDULE A and SCHEDULE B shall be amended from time to time in accordance with the foregoing provisions of this SECTION 3.3 effective as of the effective date of the admission of an Additional Member to the Company. As a condition to being admitted to the Company, each Additional Member shall execute an agreement to be bound by the terms and conditions of this Agreement. In no event shall the aggregate Class B Percentage Interests exceed 7.5%.

      3.4 MAINTENANCE OF CAPITAL ACCOUNTS. The Company shall establish and maintain Capital Accounts for each Member. Each Member's Capital Account shall be increased by (i) the amount of any money actually contributed by the Member to the capital of the Company, (ii) the fair market value of any property contributed by the Member, as determined by the Company and the contributing Member at arm's length at the time of contribution (net of liabilities assumed by the Company or subject to which the Company takes such property), and (iii) the Member's share of Net Profits. Each Member's Capital Account shall be decreased by (i) the amount of any money actually distributed to the Member from the capital of the Company, (ii) the fair market value of any property distributed to the Member, as determined by the Company and the contributing Member at arm's length at the time of distribution (net of liabilities of the Company assumed by the Member or subject to which the Member takes such property), and (iii) the Member's share of Net Loss.

            The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations and any amendment or successor provision thereto.

      3.5 ADDITIONAL CAPITAL CONTRIBUTIONS. Other than contributions by Additional Members, no Member shall be required to make any Capital Contributions to the Company in excess of the amounts set forth in SCHEDULE A and SCHEDULE B without the unanimous consent of all of the Members.

      3.6 TRANSFERS OF MEMBERSHIP INTERESTS. In the event any Member Transfers any Membership Interest in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account, Capital Contributions, Invested Capital and Adjusted Invested Capital of the transferor to the extent it relates to the transferred Interest.

      3.7   OTHER MATTERS.

      (a) Except as otherwise provided in this Agreement, no Member shall demand or receive a return of his Capital Contributions or withdraw from the Company. No Member shall have the right to withdraw any part of his Capital Contributions from the Company prior to its liquidation and termination, unless such withdrawal is permitted under this Agreement.

      (b) No Member shall receive any interest, salary, or drawing with respect to his Capital Contributions or his Capital Account or for services rendered on behalf of the Company or otherwise in his capacity as a Member, except as otherwise provided in this Agreement or agreed to by the Members.

                                   ARTICLE IV

                          ALLOCATIONS AND DISTRIBUTIONS

      4.1 ALLOCATION OF NET PROFITS AND NET LOSS OF THE COMPANY. Net Profits and Net Loss of the Company in each Fiscal Year shall be allocated to the Members as follows:

      (a) NET PROFITS. Net Profits shall be allocated among the Members as follows:

                (i) first to offset any Net Loss allocated to a Member,

                (ii)next to the Class A Members PRO RATA in accordance with their respective Class A Percentage Interests in an amount equal to their Priority Return,

                (iii) next to the Class B Members PRO RATA in accordance with their respective Class B Percentage Interests in an amount equal to the quotient of (A) the aggregate Class B Percentage Interests and
           (B) 100%, times the Priority Return allocated under SECTION 4.1(A)(II) and

                (iv)thereafter among the Members PRO RATA in accordance with their respective Percentage Interests.

      (b) NET LOSS. Net Loss shall be allocated in proportion to the Members' positive Capital Account balances.

      4.2 REDUCTION OF CLASS B PERCENTAGE INTERESTS. (a) Subject to SECTION 4.2(C), in the event that prior to November 1, 2003 or the fifth anniversary of the date the subject PEI Class B Member was employed by PEI (the "PEI EMPLOYMENT DATE"), whichever is later, the employment of a PEI Class B Member by Integrated Defense Technologies or any of its Subsidiaries on a full time basis terminates for any reason, then as of the date of such termination of employment (the "PEI TERMINATION DATE"), the Class B Percentage Interest of such PEI Class B Member shall be reduced by the following percentage (the "PEI REDUCTION PERCENTAGE"):


                  PEI Termination Date                                 PEI Reduction Percentage
                  --------------------                                 ------------------------
                  Prior to November 1, 1999 or the first
                     anniversary of the PEI Employment
                     Date, whichever is later...................................100%
                  After October 31, 1999 or the first anniversary of the PEI
                     Employment Date, whichever is later, but prior to November
                     1, 2000 or the second anniversary of the PEI Employment
                     Date, whichever is later....................................80%
                  After October 31, 2000 or the second anniversary of the PEI
                     Employment Date, whichever is later, but prior to November
                     1, 2001 or the third anniversary of the PEI Employment
                     Date, whichever is later....................................60%
                  After October 31, 2001 or the third anniversary of the PEI
                     Employment Date, whichever is later, but prior to November
                     1, 2002 or the fourth anniversary of the PEI Employment
                     Date, whichever is later....................................40%
                  After October 31, 2002 or the fourth anniversary of the PEI
                     Employment Date, whichever is later, but prior to November
                     1, 2003 or the fifth anniversary of the PEI Employment
                     Date, whichever is later....................................20%
                  After October 31, 2003 or the fifth
                     anniversary of the PEI Employment
                     Date, whichever is later.....................................0%


      By way of example, if a PEI Class B Member whose EPI Employment Date was prior to November 1, 1998 were to terminate his employment with Integrated Defense Technologies or any of its Subsidiaries on December 31, 2001, his Class B Percentage Interest would be reduced by 40%.

      (b) Subject to SECTION 4.2(c), in the event that prior to August 7, 2004 or the fifth anniversary of the date the subject Sierra Class B Member was employed by Sierra (the "SIERRA EMPLOYMENT DATE"), whichever is later, the employment of a Sierra Class B Member by Integrated Defense Technologies or any of its Subsidiaries on a full time basis terminates for any reason, then as of the date of such termination of employment (the "SIERRA TERMINATION DATE"), the Class B Percentage Interest of such Sierra Class B Member shall be reduced by the following percentage (the "SIERRA REDUCTION PERCENTAGE"):



                  Sierra Termination Date                              Sierra Reduction Percentage
                  -----------------------                              ---------------------------

                  Prior to August 7, 2000 or the first
                     anniversary of the Sierra Employment
                     Date, whichever is later ..................................100%
                  After August 6, 2000 or the first anniversary of the Sierra
                     Employment Date, whichever is later, but prior to August 7,
                     2001 or the second anniversary of the Sierra Employment
                     Date, whichever is later................................... 80%
                  After August 6, 2001 or the second anniversary of the Sierra
                     Employment Date, whichever is later, but prior to August 7,
                     2002 or the third anniversary of the Sierra Employment
                     Date, whichever is later................................... 60%
                  After August 6, 2002 or the third anniversary
                     of the Sierra Employment Date, whichever
                     is later, but prior to August 7, 2003 or the
                     fourth anniversary of the Sierra Employment
                     Date, whichever is later................................... 40%
                  After August 6, 2003 or the fourth anniversary of the Sierra
                     Employment Date, whichever is later, but prior to August 7,
                     2004 or the fifth anniversary of the Sierra Employment
                     Date, whichever is later................................... 20%
                  After August 6, 2004 or the fifth
                     anniversary of the Sierra Employment
                     Date, whichever is later...................................  0%


      By way of example, if a Sierra Class B Member whose Sierra Employment Date was prior to August 7, 1999 were to terminate his employment with Integrated Defense Technologies or any of its Subsidiaries on December 31, 2002, his Class B Percentage Interest would be reduced by 40%

      (c) Upon a Change of Control, the PEI Reduction Percentage and the Sierra Reduction Percentage shall be 0%. For purposes of this agreement, "CHANGE OF CONTROL" means the occurrence of any of the following events:

                  (i) Veritas ceases to be the owner of a majority of the outstanding Percentage Interests;

                  (ii) Integrated Defense Technologies ceases to be the record or beneficial owner (as such term is defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) of a majority in the aggregate of the total voting power of all classes of capital stock of PEI and Sierra then outstanding and normally entitled to vote on the election of directors; or

                  (iii) the sale of all or substantially all of the assets of
            PEI and Sierra to a third party not Affiliated with Veritas.



      (d) Upon a reduction in the Class B Percentage Interest of a Class B Member in accordance with SECTION 4.2(a) or SECTION 4.2(b), the portion of such Class B Member's Class B Percentage Interest which is so reduced shall be allocated to the Class A Members in proportion to their respective Class A Percentage Interests. In the event of such reduction, such Class B Member shall be entitled to no payment whatsoever as compensation for such reduction in his or her Class B Percentage Interest.

      4.3 AVAILABLE CASH. Any distributions of Available Cash shall be made as soon as practicable following the receipt thereof by the Company.

      4.4 DISTRIBUTIONS. Available Cash shall be distributed to the Members as follows:

      (a) FIRST, to the Class A Members in proportion to their unpaid Priority Returns until such time as they have received cumulative distributions under this SECTION 4.4 equal to their Priority Return;

      (b) SECOND, to the Class A Members in proportion to their unreturned Invested Capital until such time as they have received cumulative distributions under this SECTION 4.4 equal to all of their Invested Capital;

      (c) THIRD to the Class B Members PRO RATA in accordance with their respective Class B Percentage Interests until such time as they have received an amount equal to the sum allocated under SECTION 4.1(a)(iii); and

      (d) THEREAFTER, to the Members PRO RATA in accordance with their respective Percentages Interests.

      4.5 AMOUNTS WITHHELD. All amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any payment, distribution or allocation to the Company or the Members shall be treated as amounts distributed to the Members pursuant to this Section for all purposes under this Agreement. The Company is authorized to withhold from distributions, or with respect to allocations, to the Members and to pay over to any federal, state, or local government any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law and shall allocate such amounts to the Members with respect to which such amount was withheld.

                                    ARTICLE V

                          RIGHTS AND DUTIES OF MEMBERS

      5.1 LIABILITY OF MEMBERS. No Member shall be liable as such for the liabilities of the Company. The failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business or affairs under this Agreement or the Act shall not be grounds for imposing personal liability on the Members for liabilities of the Company.

      5.2 REPRESENTATIONS AND WARRANTIES. As of the date of this Agreement, each of the Members hereby represents and warrants to each of the other Members and the Company as follows:

      (a) The Membership Interest being acquired by such Member is being purchased for such Member's own account and not with a view to, or for sale in connection with, any distribution or public offering thereof within the meaning of the Securities Act or any applicable state securities laws. Such Member understands that his, her or its Membership Interest has not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements thereof and that the reliance of the Company and others upon such exemptions is predicated in part by the representations and warranties of such Member contained herein. No other Person has any right with respect to or interest in the Membership Interest acquired by such Member, nor has such Member agreed to give any Person any such interest or right in the future.

      (b) Such Member has the requisite power and authority (whether corporate or otherwise) and legal capacity to enter into, and to carry out his, her or its obligations under, this Agreement. The execution and delivery by such Member of this Agreement and the consummation by such Member of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of such Member.

      (c) This Agreement has been duly executed and delivered by such Member and constitutes a valid and binding obligation enforceable against such Member in accordance with its terms.

      (d) Such Member is not subject to, or obligated under, any provision of
(i) any agreement, contracts, arrangement or understanding, (ii) any license, franchise or permit, or (iii) any law, regulation, order, judgment or decree, that would be breached or violated, or in respect of which a right of termination or acceleration or any encumbrance or other lien on any of such Member's assets would be created, by such Member's execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

      (e) No authorization, consent or approval of, waiver or exemption by, or filing or registration with, any public body, court or other governmental authority or any other third party is necessary on such Member's part for the consummation of the transactions contemplated by this Agreement that has not previously been obtained by such Member.

      (f) No Person has or will have, as a result of any act or omission by such Member, any right, interest or valid claim against the Company or any other Member for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with any of the transactions contemplated by this Agreement.

      (g) Neither such Member nor any of its Affiliates is, nor will the Company as a result of such Member holding an interest in the Company be, an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

      (h) Such Member is acquiring his, her or its interest in the Company based upon his, her or its own investigation, and the exercise by such Member of his, her or its rights and the performance of his, her or its obligations under this Agreement will be based upon his, her or its own investigation, analysis and expertise. Such Member has such knowledge and experience in financial and business matters such that such Member is capable of evaluating the merits and risks of the investment contemplated by this Agreement and such Member is able to bear the economic risk of his, her or its investment in the Company (including a complete loss of his, her or its investment). During negotiation of the transactions contemplated herein, such Member has been afforded full and free access to books, financial statements, records, contracts, documents and other information concerning the Company and Integrated Defense Technologies and its Subsidiaries, and has been afforded the opportunity to ask questions concerning the business, operations, financial condition, assets and liabilities of the Company and Integrated Defense Technologies and its Subsidiaries and other relevant matters as such Member has deemed necessary or desirable and has been provided with all such information as has been requested.

      (i) Such Member recognizes that no public market exists for the Membership Interest acquired hereunder, and no representation has been made to such Member that any such public market will exist in the future. Such Member understands that he, she or it must bear the economic risk of such Member's investment in the Company indefinitely unless such Member's Membership Interest is registered pursuant to the Securities Act or an exemption from such registration is available, and unless the disposition of such Membership Interest is registered or qualified under applicable state securities laws or an exemption from such registration or qualification is available, and that the Company has no obligation or intention of so registering or qualifying such Membership Interest. Such Member understands that there is no assurance that any exemption from the Securities Act will be available, or, if available, that such exemption will allow such Member to dispose of or otherwise Transfer any of or all such Member's Membership Interest, in the amounts or at the times any such Member might desire. Such Member understands that at the present time Rule 144 (other than Rule 144(k) promulgated under the Securities Act by the Securities and Exchange Commission ("RULE 144")) is not applicable to sale of any of or all such Member's Membership Interest because such Membership Interest is not registered under Section 12 of the Securities Exchange Act of 1934, as amended, and the information concerning the Company specified in Rule 144 is not publicly available. Such Member acknowledges that the Company is not presently under any obligation to register under Section 12 of the Securities Exchange Act of 1934, as amended, or to make publicly available the information specified in Rule 144 and that it may never be required to do so.

                                   ARTICLE VI

                           INDEMNIFICATION OF MEMBERS

      6.1 GENERAL. The Company, its receiver or its trustee (to the extent of the Company's assets) shall indemnify, save harmless, and pay all judgments and claims against each Member or any officers, directors or partners of such Member relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Member, officer or director in connection with the business of the Company, including attorneys' fees and expenses incurred by such Member, officer or director in connection with the defense of any action based on any such act or omission, which attorneys' fees and expenses may be paid as incurred, including all such liabilities under federal and state securities laws (including the Securities Act) as permitted by law.

      6.2 COMPANY EXPENSES. The Company shall indemnify, save harmless, and pay all expenses, costs, or liabilities of any Member who for the benefit of the Company makes any deposit, acquires any option, or makes any other similar payment or assumes any obligation in connection with any property proposed to be acquired by the Company, which action shall have been consented to by Veritas, and who suffers any financial loss as the result of such action.

      6.3   LIMITATIONS.

      (a) Notwithstanding anything to the contrary in SECTIONS 6.1 and 6.2 above, no Member shall be indemnified from any liability for fraud, bad faith, willful misconduct, or gross negligence.

      (b) Notwithstanding anything to the contrary in SECTIONS 6.1, 6.2 and 6.3(a) above, in the event that any provision of such Sections is determined to be invalid in whole or in part, the remainder of such Section shall be enforceable to the maximum extent permitted by law.

                                   ARTICLE VII

                                   MANAGEMENT

      7.1   MANAGEMENT AND AUTHORITY.

      (a) THE MANAGER. The Company shall be managed by Veritas (the "MANAGER"). The Manager shall have such rights, duties and powers as are specified in this Agreement and the Act.

      (b) GENERAL RIGHTS, DUTIES AND POWERS OF THE MANAGER. The Manager is the general manager and chief executive officer of the Company and shall have complete and exclusive control over the management of the business of the Company.

      (c) SPECIFIC POWERS AND DUTIES OF THE MANAGER. In addition to the general powers given to the Manager by law and by this Agreement, except as expressly limited by the provisions of this Agreement, the Manager shall have the power to enter into, make, sign, seal, deliver and perform all agreements, contracts, documents, instruments and other undertakings and to engage in all activities and transactions as may be necessary or desirable, in the sole discretion of the Manager, in order to carry out the business of the Company, all on behalf of the Company, including, without limitation, the following:

           (i) to admit Additional Members;

           (ii) to acquire, hold, sell, transfer, exchange, pledge and dispose of Integrated Defense Technologies Shares and exercise all rights, powers, privileges, and other incidents of ownership or possession with respect thereto (including voting such stock);

           (iii) to open, maintain and close bank accounts and draw checks or other orders for the payment of money;

           (iv) to borrow or raise monies and to secure the payment or performance of obligations of the Company by mortgage, hypothecation, pledge or other security assignment of all or any part of the assets of the Company; and

      (d)  to otherwise deal in any manner with the assets of the Company.

      7.2 MANAGER'S STANDARD OF CARE. The Manager's duty of care in the performance of its duties to the Company and the other Members is limited to the performance of such duties in good faith and with that degree of care that an ordinarily prudent Person in a like position would use under similar circumstances. In performing such duties, the Manager shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case presented or prepared by (i) one or more agents or employees of the Company, or (ii) counsel, public accountants or other Persons as to matters that the Manager believes to be within such Person's professional or expert competence. Except in the case of gross negligence or willful misconduct, the Manager shall not be liable to the Company or any Member for damages for any act or omission taken or suffered by the Manager in connection with this Agreement or the conduct of the business of the Company.

      7.3   COMPENSATION OF MANAGER.

      (a) The Manager shall not receive any fees for its services in administering the Company.

      (b) The Manager shall be entitled to reimbursement from the Company for all out-of-pocket costs and expenses incurred by it, in its reasonable discretion, for or on behalf of the Company.

                                  ARTICLE VIII

             DISPOSITION OF MEMBERSHIP INTERESTS; OTHER RIGHTS

      8.1 RESTRICTIONS ON TRANSFER. No Member, other than Veritas and its Transferees, may directly or indirectly, Transfer all or a portion of his or her Membership Interest except to a Permitted Transferee or as otherwise expressly provided in this Agreement. Any purported Transfer in violation of this Agreement shall be null and void AB INITIO and the Company shall not recognize any such Transfer or accord to any purported transferee any rights as a Member of the Company. Each individual Member shall have the right during his or her lifetime and in the event of his or her death to Transfer any or all of the Membership Interest owned by him or her, to a Permitted Transferee, provided that at the time of any such Transfer, each such transferee agrees in writing (in form and substance satisfactory to the Company) to be bound by all of the provisions of this Agreement applicable to the Transferring individual Member so long as he, she or it continues to own any of the Membership Interest so Transferred. As used herein, "PERMITTED TRANSFEREE" means such individual Member's spouse or issue, including adopted children, or to a trust for the exclusive benefit of such individual Member's spouse or issue.

      8.2 TAG-ALONG RIGHTS. In the event of a proposed Sale Transaction, Veritas shall not Transfer any portion of its Membership Interest until the other Members have been given the opportunity, at their option, exercisable within 10 days after the date of Veritas' written notice of the proposed Sale Transaction, to sell to the proposed Transferee at the same price and upon the same terms and conditions offered to Veritas, up to that percentage of the Membership Interest held by the other Members as is equivalent to the percentage of the Membership Interest held by Veritas that Veritas proposes to Transfer. In order to be entitled to exercise their rights to sell their Membership Interests pursuant to this SECTION 8.2, the other Members must agree to make to the Transferee substantially the same representations, warranties, covenants, indemnities and agreements as Veritas agrees to make in connection with the proposed Sale Transaction.

            As used herein, "SALE TRANSACTION" means the Transfer by Veritas and/or any of its Transferees, in one transaction or a series of transactions (other than pursuant to a public offering under the Securities Act or pursuant to Rule 144 ), of all or any portion of its or their Membership Interests to one or more Persons or group of Persons (other than an Affiliate) and, as a result of which, such Person or group of Persons would own a majority of the outstanding Percentage Interests of the Company.

      8.3 DRAG-ALONG RIGHTS. In the event of a proposed Sale Transaction, Veritas and/or its Transferees may require that each other Member Transfer his or her Membership Interest in the Sale Transaction. Each Member will receive in the Sale Transaction in respect of his or her Membership Interest his or her PRO RATA portion of the entire consideration to be received by all the Members in or following the Sale Transaction. Veritas and/or its Transferees shall notify the other Members at least 10 days in advance of entering into a definitive agreement in connection with a proposed Sale Transaction. In any such agreement, the other Members will be required to make the same representations, warranties, covenants, indemnities and agreements Veritas and/or its Transferees agree to make in connection with the proposed Sale Transaction.

      8.4   PURCHASE RIGHT.

      (a) Veritas (and/or its Transferees) is hereby granted the right to purchase the entire Membership Interest (or at the discretion of Veritas any portion of the Membership Interest) held by any Member who is a PEI Employee or a Sierra Employee or who is a Permitted Transferee of a PEI Employee or a Sierra Employee in the event the employment of such Member (or the transferor of such Member) by PEI or Sierra, as the case may be, on a full time basis terminates
(i) for cause or such Member voluntarily terminates his employment, with respect to such Member's Class A Membership Interest, or (ii) for any reason, with respect to such Member's Class B Membership Interest. Veritas may exercise this right at any time within the 60-day period immediately following the date such Member (or transferor of such Member) ceases to be a full-time employee of PEI or Sierra, as the case may be.

      (b) For purposes hereof, "TERMINATION FOR CAUSE" means termination of such Member's employment by PEI or Sierra, as the case may be, by reason of (i) such Member's willful dishonesty towards, fraud upon, or deliberate injury or attempted injury to, or breach of fiduciary duty to PEI or Sierra, as the case may be; or (ii) conduct by such Member, in connection with the performance of the duties contemplated that would result in serious prejudice to the interests of PEI or Sierra, as the case may be, if such Member were to continue to be employed, including, without limitation, the conviction of a felony or a good faith determination by the Board of Directors of PEI or Sierra, as the case may be, that such Member has committed acts involving moral turpitude; or (iii) such Member's failure to follow reasonable instructions or directions of the Board of Directors of PEI or Sierra, as the case may be, or any policy, rule or procedure of PEI or Sierra, as the case may be, in force from time to time.

      (c) The purchase price at which Veritas may exercise its purchase right shall be (i) with respect to any Class A Membership Interest, (x) for any period until the third anniversary of the Invested Capital Contribution Date, the Invested Capital of the Member plus 50% of the amount by which, if any, the Fair Market Value of the Class A Membership Interest exceeds the Invested

Capital of the Member, or the Fair Market Value of the Class A Membership Interest, whichever is lower, and (y) for any period after the third anniversary of the Invested Capital Contribution Date, the Fair Market Value of the Class A Membership Interest; and (ii) with respect to any remaining Class B Membership Interest after application of the PEI Reduction Percentage or the Sierra Reduction Percentage, as the case may be, the Fair Market Value of the Class B Membership Interest. For purposes of this Agreement "FAIR MARKET VALUE" of the Membership Interest shall be determined by the Board of Directors of Integrated Defense Technologies based on the most recent financial statements of PEI and Sierra available on the date such Member ceases to be a full time employee of PEI or Sierra, as the case may be.

      (d) The purchase right shall be exercisable by written notice delivered to the Member prior to the expiration of the 60-day purchase period referred to in
SECTION 8.4(a). The notice shall indicate the portion of the Membership Interest to be purchased, the purchase price and the date on which the purchase is to be effected, such date to be not more than 30 days after the date of notice.

      8.5         MANDATORY SALE.

      (a) Any Member who is a PEI Employee or a Sierra Employee or who is a Permitted Transferee of a PEI Employee or a Sierra Employee shall sell his entire Class A Membership Interest to Veritas at a purchase price equal to the Invested Capital of the Member or the Fair Market Value of the Membership Interest, whichever is greater, in the event the employment of such Member (or the transferor of such Member) by PEI or Sierra, as the case may be, is terminated without cause (as defined in SECTION 8.4(b) above).

      (b) The sale shall take place within 60 days following the termination of such Member's employment by PEI or Sierra, as the case may be.

      8.6 LEGENDS. If at any time Membership Interests are represented by certificates, then each such certificate shall have stamped, printed or typed thereon, in addition to any other legend required by law, the following legends:

         THIS CERTIFICATE AND THE MEMBERSHIP INTEREST REPRESENTED HEREBY ARE SUBJECT TO AND SHALL BE TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF A CERTAIN AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF IDT HOLDING, L.L.C. DATED AS OF AUGUST 7, 1999, AMONG THE MEMBERS NAMED THEREIN, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY.

         THE MEMBERSHIP INTEREST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER (THE "ACT"), OR UNDER

         THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE MEMBERSHIP INTEREST UNDER THE ACT AND APPLICABLE STATE LAWS OR AN EXEMPTION THEREFROM.


                                   ARTICLE IX

                ACCOUNTING AND RECORDS; CERTAIN TAX MATTERS

      9.1   RECORDS TO BE MAINTAINED.

      (a) The Company shall maintain at its principal office separate books of account for the Company which shall reflect a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the operation of the Company business in accordance with generally accepted accounting principles consistently applied and, to the extent inconsistent therewith, in accordance with this Agreement. Each Member shall, at his sole expense, have the right, at any time without notice to any other Member, to examine, copy, and audit the Company's books and records during normal business hours.

      (b) The Company shall maintain the following records at its principal office:

            (i) A current list of the full name and last known business address of Member;

            (ii) A copy of the Certificate of Formation and all amendments thereto;

            (iii) Copies of the Company's federal, foreign, state and local income tax returns and reports, if any, for the six most recent years;

            (iv) Copies of this Agreement, including all amendments thereto;

            (v) Any financial statements of the Company for the six most recent Fiscal Years;

            (vi) A writing or other data compilation from which information can be obtained through retrieval devices into reasonably usable form setting forth the following:

                  (A) the amount of cash and a description and statement of the agreed value of the other property or services contributed by each Member and which each Member has agreed to contribute;

                  (B) any right of a Member to receive, or of the Company to make, distributions to a Member which include a return of all or any part of Member's Capital Contribution; and

                  (C) any events upon the happening of which the Company is to be dissolved and its affairs wound up.

      9.2         REPORTS.

      (a) The Company shall be responsible for the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company's accountants.

      (b) Within ninety (90) days after the end of each Fiscal Year and within sixty (60) days after the end of any fiscal quarter, the Company shall cause each Member to be furnished with a copy of the balance sheet of the Company as of last day of the applicable period, a statement of income or loss of the Company such period, and a statement of the Company's cash flow for such period. Annual statements shall also include a statement of the Members' Capital Accounts and changes therein for such Fiscal Year. Annual statements shall be reviewed by the accountants.

      9.3 TAX RETURNS; INFORMATION. The Company shall arrange for the preparation of all income and other tax returns of the Company and shall cause the same to be filed in a timely manner. The Company shall furnish to each Member a copy of each such return, together with any schedules or other information each Member may require in connection with such Member's own tax affairs.

      9.4 TAX MATTERS MEMBER. Veritas is specifically authorized to act as the Tax Matters Member under the Code and in any similar capacity under state or local law.


                                    ARTICLE X

                WITHDRAWALS; ACTION FOR PARTITION; BREACHES

      10.1 WAIVER OF PARTITION. No Member shall, either directly or indirectly, take any action to require partition, file a bill for Company accounting or appraisement of the Company or of any of its assets or properties or cause the sale of any Company property; and, notwithstanding any provisions of applicable law to the contrary, each Member (and each of his legal representatives, successors, or assigns) hereby irrevocably waives any and all rights it may have to maintain any action for partition or to compel any sale with respect to his Company interest, or with respect to any assets or properties of the Company, except as expressly provided in this Agreement.

      10.2 COVENANT NOT TO WITHDRAW OR DISSOLVE. Notwithstanding any provision of the Act, but except as otherwise provided in this Agreement, each Member hereby covenants and agrees that the Members have entered into this Agreement based on their mutual expectation that all Members will continue as Members and carry out the duties and obligations undertaken by them hereunder and that, except as otherwise expressly required or permitted hereby, each Member hereby covenants and agrees not to (a) take any action to file a certificate of dissolution or its equivalent with respect to itself, (b) take any action that would cause voluntary bankruptcy of such Member, (c) withdraw or attempt to withdraw from the Company, (d) exercise any power under the Act to dissolve the Company, (e) transfer all or any portion of his interest in the Company, (f) petition for judicial dissolution of the Company, or (g) demand a return of such Member's contributions or profits (or a bond or other security for the return of such contributions or profits) without the unanimous consent of the Members.

                                   ARTICLE XI

                           DISSOLUTION AND WINDING UP

      11.1 DISSOLUTION; LIQUIDATING EVENTS. The Company shall be dissolved and its affairs wound up upon the first to occur of the following events:

      (a) the expiration of the term of this Agreement, unless the business of the Company is continued with the written consent of the Manager;

      (b)  the determination the Manager; and

      (c)  the sale of substantially all of the assets of the Company.

      11.2 EFFECT OF DISSOLUTION. Upon dissolution, the Company shall cease carrying on as distinguished from the winding up of the Company business, but the Company is not terminated, but continues until the winding up of the affairs of the Company is completed and the certificate of dissolution has been issued by the Secretary of State of the State of Delaware.

      11.3 DISTRIBUTION OF ASSETS ON DISSOLUTION. Upon the winding up of the Company, the Company's assets shall be distributed:

      (a) to creditors, including Members who are creditors to the extent by law, in satisfaction of Company liabilities; and

      (b) to Members in accordance with SECTION 4.4. Such distributions shall be in cash or property (which need not be distributed proportionately) or partly in both, as determined by the Manager.

      11.4 WINDING UP AND CERTIFICATE OF DISSOLUTION. The winding up of the Company shall be completed when all debts of the Company have been paid and discharged or reasonably adequate provision therefor has been made, and all of the remaining assets of the Company have been distributed to the Members. Upon the completion of winding up of the Company, a certificate of dissolution shall be delivered to the Secretary of State of the State of Delaware for filing. The certificate of dissolution shall set forth the information required by the Act.

                                   ARTICLE XII

                                    AMENDMENT

      12.1 AGREEMENT MAY BE AMENDED. This Agreement may be amended by Veritas; provided, however, that no such amendment may, except as otherwise herein provided, (a) adversely affect a Member's Percentage Interest, or (b) adversely affect any payments to which a Member or a former Member has become entitled pursuant to this Agreement.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

      13.1 ENTIRE AGREEMENT. This Agreement represents the entire agreement among all the Members and between the Members and the Company with respect to the subject matter hereof, and supersedes any and all prior agreements and understandings with respect to the subject matter hereof.

      13.2 LOANS BY MEMBERS. Loans by Members to the Company shall be made voluntarily and only upon such terms and conditions as the Members may determine.

      13.3 NO PARTNERSHIP INTENDED FOR NONTAX PURPOSES. The Members have formed the Company under the Act, and expressly do not intend hereby to form a partnership under any partnership or limited partnership act. The Members do not intend to be partners one to another, or partners as to any third party. To the extent any Member, by word or action, represents to another person that any other Member is a partner or that the Company is a partnership, the Member making such wrongful representation shall be liable to any other Member who incurs personal liability by reason of such wrongful representation.

      13.4 RIGHTS OF CREDITORS AND THIRD PARTIES UNDER AGREEMENT. This Agreement is entered into among the Company and the Members for the exclusive benefit of the Company, its Members, and their successors and assigns. This Agreement is expressly not intended for the benefit of any creditor of the Company or any other Person. Except and only to the extent provided by applicable statute, no such creditor or third party shall have any rights under this Agreement or any agreement between this Company and any Member with respect to any Capital Contribution or otherwise.

      13.5 NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement shall confer upon any Member any right to continue in the service of Integrated Defense Technologies, PEI or Sierra (or any parent corporation, Subsidiary, or Affiliate thereof) for any period of time or restrict in any way the rights of the Integrated Defense Technologies, PEI or Sierra (or any parent corporation, Subsidiary or Affiliate thereof), to terminate any such Member's employment at any time for any reason whatsoever, with or without cause.

      13.6 NO WAIVER. The failure of the Company or Veritas (or assignees of the Company or Veritas) in any instance to exercise any rights granted under this Agreement shall not constitute a waiver of any other rights that may subsequently arise under the provisions of this Agreement or any other agreement between or among the Company, Veritas and a Member. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

      13.7 NOTICES. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and sent by overnight courier, or by telephone or facsimile, if such telephone conversation or facsimile is followed by a hard copy of the telephone conversation or facsimilied communication sent by overnight courier, charges prepaid, addressed as reflected on SCHEDULE A or SCHEDULE B or to such other address as such Person may from time to time specify by notice to the Members. Any such notice shall be deemed to be delivered, given, and received as of the date so delivered.

      13.8 BINDING EFFECT. Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees and assigns.

      13.9 CONSTRUCTION. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.

      13.10 HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

      13.11 SEVERABILITY. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

      13.12 INCORPORATION BY REFERENCE. Each Schedule attached to this Agreement and referred to herein is incorporated in this Agreement by reference and made a part hereof as if fully set forth herein.

      13.13 FURTHER ACTION. Each Member agrees to perform all further acts and execute, acknowledge, and deliver any documents which may be reasonably necessary, appropriate, or desirable to carry out the provisions of this Agreement.

      13.14 VARIATION OF PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

      13.15 GOVERNING LAW. The laws of the State of Delaware (without reference to its choice of laws principles) shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the Members.

      13.16 COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

      13.17 CONSENT TO JURISDICTION. Each Member hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York or the United States of America located in New York City for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby and agrees not to commence any action, suit or proceeding relating hereto except in such courts, and further agrees that service of any process, summons, notice or document by United States registered or certified mail shall be effective service of process for any action, suit or proceeding brought in any court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to personal jurisdiction and the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of New York or the United States of America located in the New York City, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

            IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.



                                    THE VERITAS CAPITAL FUND, L.P.

                                    By Veritas Capital Management, L.L.C.
                                          General Partner



                                    By: /s/ Robert B. McKeon
                                       -----------------------------------
                                           Robert B. McKeon, Member





                    [PEI EMPLOYEES AND PERMITTED TRANSFEREES]





                   [SIERRA EMPLOYEES AND PERMITTED TRANSFEREES]

                           Amendment No. 1 to the
   Amended and Restated Limited Liability Company Operating Agreement of
                            IDT Holding, L.L.C.


      This Amendment No. 1 (this "AMENDMENT") to the Amended and Restated Limited Liability Company Operating Agreement of IDT Holding, L.L.C., a Delaware limited liability company (the "COMPANY"), is entered into as of February 25, 2000 by and among The Veritas Capital Fund, L.P., a Delaware limited partnership ("Veritas"), and the Persons listed as Additional Members on the signature page hereof (the "ADDITIONAL MEMBERS").

      WHEREAS, the Company was formed pursuant to that certain Limited Liability Company Operating Agreement dated as of August 6, 1999 among Veritas and certain named employees of PEI, as amended by that certain Amended and Restated Limited Liability Company Operating Agreement dated as of December 10, 1999 among Veritas and certain named employees of PEI and Sierra (the "OPERATING AGREEMENT");

      WHEREAS, the Members desire to admit the Additional Members to the Company, including, without limitation non-employee directors of Integrated Defense Technologies ("DIRECTOR CLASS B MEMBERS"), and to make certain amendments to the Operating Agreement;

      NOW, THEREFORE, in consideration of the mutual agreements made herein, the Members hereby agree to amend the Operating Agreement as follows:

      1. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Operating Agreement.

      2. Effective as of the date hereof, the Persons listed as Additional Members on the signature page hereof are hereby admitted to the Company.

      3. SCHEDULE A and SCHEDULE B to the Operating Agreement are hereby amended in the forms annexed hereto to reflect the names, addresses, Capital Contributions, Class A Percentage Interests and Class B Percentage Interests of the Members after the admission of the Additional Members to the Company, the increased Class B Percentage Interest of certain Class B Members and the decreased Class B Percentage Interest of certain Class B Members.

      4. For purposes of the Operating Agreement, employees of Excalibur Systems Limited, an Ontario corporation and a wholly-owned subsidiary of Sierra ("EXCALIBUR"), shall be deemed to be Sierra Employees. The Sierra Employment Date of the Additional Member who is an employee of Excalibur shall be deemed to be January 31, 2000 for purposes of Section 4.2(c) of the Operating Agreement.

      5. Section 4.2(c) is hereby amended to read in its entirety as follows:

            "(c) Upon a Change of Control, the PEI Reduction Percentage, the Sierra Reduction Percentage and the Director Reduction Percentage (as defined in Section

      4.2(e)) shall be 0%. For purposes of this Agreement, "CHANGE OF CONTROL" means the occurrence of any of the following events:

                  (i) Veritas ceases to be the owner of a majority of the outstanding Percentage Interests;

                  (ii) Integrated Defense Technologies ceases to be the record or beneficial owner (as such term is defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) of a majority in the aggregate of the total voting power of all classes of capital stock of PEI and Sierra then outstanding and normally entitled to vote on the election of directors; or

                  (iii) the sale of all or substantially all of the assets of
            PEI and Sierra to a third party not Affiliated with Veritas."


      6. Section 4.2(d) is hereby amended to read in its entirety as follows:

            "(d) Upon a reduction in the Class B Percentage Interest of a Class B Member in accordance with SECTION 4.2(a), SECTION 4.2(b) or SECTION 4.2(e), the portion of such Class B Member's Class B Percentage Interest which is so reduced shall be allocated to the Class A Members in proportion to their respective Class A Percentage Interests. In the event of such reduction, such Class B Member shall be entitled to no payment whatsoever as compensation for such reduction in his or her Class B Percentage Interest."


      7.    A new Section 4.2(e) is hereby added to read as follows:

            "(e) Subject to SECTION 4.2(c), in the event that prior to August 7, 2004 or the fifth anniversary of the date the subject Director Class B Member became a director of Integrated Defense Technologies (the "DIRECTORSHIP DATE"), whichever is later, a Director Class B Member ceases to be a director of Integrated Defense Technologies for any reason, then as of the date of the termination of such directorship (the "DIRECTORSHIP TERMINATION DATE"), the Class B Percentage Interest of such Director Class B Member shall be reduced by the following percentage (the "DIRECTOR REDUCTION PERCENTAGE"):


                  Directorship Termination Date                        Director Reduction Percentage
                  -----------------------------                        -----------------------------
                  Prior to August 7, 2000 or the first
                     anniversary of the Directorship
                     Date, whichever is later ..................................100%
                  After August 6, 2000 or the first anniversary of the
                     Directorship Date, whichever is later, but prior to August
                     7, 2001 or the second anniversary of the Directorship Date, whichever
                     is later................................................... 80%
                  After August 6, 2001 or the second anniversary of the
                     Directorship Date, whichever is later, but prior to August
                     7, 2002 or the third anniversary of the Directorship Date, whichever
                     is later................................................... 60%
                  After August 6, 2002 or the third anniversary
                     of the Directorship Date, whichever
                     is later, but prior to August 7, 2003 or the
                     fourth anniversary of the Directorship
                     Date, whichever is later................................... 40%
                  After August 6, 2003 or the fourth anniversary of the
                     Directorship Date, whichever is later, but prior to August
                     7, 2004 or the fifth anniversary of the Directorship Date, whichever is later......................................... 20%
                  After August 6, 2004 or the fifth
                     anniversary of the Directorship
                     Date, whichever is later...................................  0%

            By way of example, if a Director Class B Member whose Directorship Date was on or prior to August 7, 1999 were to cease serving as a director of Integrated Defense Technologies on December 31, 2002, his Class B Percentage Interest would be reduced by 40%."

      8.    A new Section 8.4(e) is hereby added to read as follows:

            "(e) Veritas (and/or its Transferees) is hereby granted the right to purchase any remaining Class B Membership Interest held by any Director Class B Member (or any

      Permitted Transferee of any Director Class B Member) after application of the Director Reduction Percentage (or at the discretion of Veritas any portion thereof) in the event such Director Class B Member ceases to be a director of Integrated Defense Technologies for any reason at the Fair Market Value thereof (as determined in accordance with SECTION 8.4(c)). This purchase right shall be exercisable by written notice delivered to the Director Class B Member within the 60-day period immediately following the date such Director Class B Member ceases to be a director of Integrated Defense Technologies."

      9. All other terms of the Operating Agreement shall remain in full force and effect and by their execution of this Amendment, the Additional Members make the representations and warranties set forth in Section 5.2 of the Operating Agreement and agree to be bound by all of the terms and conditions of the Operating Agreement applicable to the Members.

      10. This Amendment may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

      IN WITNESS WHEREOF, each of Veritas and the Additional Members has executed this Amendment as of the date first above written.


                                 THE VERITAS CAPITAL FUND, L.P.


                                 By: /s/ Robert B. McKeon
                                    -------------------------------
                                    Authorized Signature


                               ADDITIONAL MEMBERS:


[Director Class B Member]




[PEI Class B Members]

                           Amendment No. 2 to the
   Amended and Restated Limited Liability Company Operating Agreement of
                            IDT Holding, L.L.C.


      This Amendment No. 2 (this "AMENDMENT") to the Amended and Restated Limited Liability Company Operating Agreement of IDT Holding, L.L.C., a Delaware limited liability company (the "COMPANY"), is entered into as of June 1, 2000 by and among The Veritas Capital Fund, L.P., a Delaware limited partnership ("Veritas"), and the Persons listed as Additional Members on the signature page hereof (the "ADDITIONAL MEMBERS").

      WHEREAS, the Company was formed pursuant to that certain Limited Liability Company Operating Agreement dated as of August 6, 1999 among Veritas and certain named employees of PEI, as amended by that certain Amended and Restated Limited Liability Company Operating Agreement dated as of December 10, 1999 among Veritas and certain named employees of PEI and Sierra, and as further amended by Amendment No. 1 to the Amended and Restated Limited Liability Company Operating Agreement dated as of February 25, 2000 among Veritas and the Additional Members named therein (the "OPERATING AGREEMENT");

      WHEREAS, the Members desire to admit the Additional Members to the Company, to increase the Class B Percentage Interest of certain Class B Members, and to eliminate the Class B Interest of a certain Class B Member;

      NOW, THEREFORE, in consideration of the mutual agreements made herein, the Members hereby agree to amend the Operating Agreement as follows:

      1. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Operating Agreement.

      2. Effective as of the date hereof, the Persons listed as Additional Members on the signature page hereof are hereby admitted to the Company.

      3. SCHEDULE A and SCHEDULE B to the Operating Agreement are hereby amended in the forms annexed hereto to reflect the names, addresses, Capital Contributions, Class A Percentage Interests and Class B Percentage Interests of the Members after the admission of the Additional Members to the Company, the increased Class B Percentage Interest of certain Class B Members and the elimination of the Class B Percentage Interest of a certain Class B Member.

      4. All other terms of the Operating Agreement shall remain in full force and effect and by their execution of this Amendment, the Additional Members make the representations and warranties set forth in Section 5.2 of the Operating Agreement and agree to be bound by all of the terms and conditions of the Operating Agreement applicable to the Members.

      5. This Amendment may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

      IN WITNESS WHEREOF, each of Veritas and the Additional Members has executed this Amendment as of the date first above written.


                                    THE VERITAS CAPITAL FUND, L.P.


                                    By: /s/ Robert b. McKeon
                                       -------------------------------
                                          Authorized Signature


                               ADDITIONAL MEMBERS:




[PEI Class B Members]




[Sierra Class B Members]

                           Amendment No. 3 to the
   Amended and Restated Limited Liability Company Operating Agreement of
                            IDT Holding, L.L.C.


      This Amendment No. 3 (this "AMENDMENT") to the Amended and Restated Limited Liability Company Operating Agreement of IDT Holding, L.L.C., a Delaware limited liability company (the "COMPANY"), is entered into as of September 29, 2000 by and among The Veritas Capital Fund, L.P., a Delaware limited partnership ("Veritas"), and the Persons listed as Additional Members on the signature page hereof (the "ADDITIONAL MEMBERS").

      WHEREAS, the Company was formed pursuant to that certain Limited Liability Company Operating Agreement dated as of August 6, 1999 among Veritas and certain named employees of PEI, as amended by that certain Amended and Restated Limited Liability Company Operating Agreement dated as of December 10, 1999 among Veritas and certain named employees of PEI and Sierra, as further amended by Amendment No. 1 to the Amended and Restated Limited Liability Company Operating Agreement dated as of February 25, 2000 among Veritas and the Additional Members named therein, and as further amended by Amendment No. 2 to the Amended and Restated Limited Liability Company Operating Agreement dated as of June 1, 2000 among Veritas and the Additional Members named therein (collectively, the "OPERATING AGREEMENT");

      WHEREAS, the Members desire to amend the Operating Agreement to reflect an increased Capital Contribution from Veritas and to admit the Additional Members to the Company;

      NOW, THEREFORE, in consideration of the mutual agreements made herein, the Members hereby agree to amend the Operating Agreement as follows:

      1. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Operating Agreement.

      2. Effective as of the date hereof, (a) Veritas shall increase its Capital Contribution as reflected on SCHEDULE A hereto and (b) the Persons listed as Additional Members on the signature page hereof are hereby admitted to the Company.

      3. SCHEDULE A and SCHEDULE B to the Operating Agreement are hereby amended in the forms annexed hereto to reflect the names, addresses, Capital Contributions, Class A Percentage Interests and Class B Percentage Interests of the Members after the increased Capital Contribution of Veritas, the admission of the Additional Members to the Company and the termination of employment of a certain PEI Class B Member effective as of the date hereof.

      4. The definition of "Change of Control" in Article I of the Operating Agreement is hereby amended to read in its entirety as follows:

            "'CHANGE OF CONTROL' is defined in SECTION 4.2(c)."

      5. The definition of "Fair Market Value" in Article I of the Operating Agreement is hereby amended to read in its entirety as follows:

            "'FAIR MARKET VALUE' is defined in SECTION 8.4(c)."

      6. The first sentence of Section 8.1 of the Operating Agreement is hereby amended to read as follows:

                  "No Member, other then Veritas and its Transferees, may
            directly or indirectly, Transfer all or a portion of his, her or its Membership Interest except to a Permitted Transferee or as otherwise expressly provided in this Agreement; PROVIDED, HOWEVER, that Veritas and any other Class A Member that is not an individual may Transfer all or a portion of their Membership Interests to Affiliates."

      7. Section 11.3(b) of the Operating Agreement is hereby amended to read in its entirety as follows:

                  "(b) to Members in accordance with SECTION 4.4. Such
            distribution shall be in cash or property (which shall be distributed proportionally) or partly in both, as determined in good faith by the Manager."

      8. All other terms of the Operating Agreement shall remain in full force and effect and by their execution of this Amendment, the Additional Members make the representations and warranties set forth in Section 5.2 of the Operating Agreement and agree to be bound by all of the terms and conditions of the Operating Agreement applicable to the Members.

      9. This Amendment may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.


                                       -2

      IN WITNESS WHEREOF, each of Veritas and the Additional Members has executed this Amendment as of the date first above written.


                                    THE VERITAS CAPITAL FUND, L.P.


                                    By: /s/ Robert B. McKeon
                                       -------------------------------
                                          Authorized Signature

                               [ADDITIONAL MEMBERS]

                           Amendment No. 4 to the
   Amended and Restated Limited Liability Company Operating Agreement of
                            IDT Holding, L.L.C.


      This Amendment No. 4 (this "AMENDMENT") to the Amended and Restated Limited Liability Company Operating Agreement of IDT Holding, L.L.C., a Delaware limited liability company (the "COMPANY"), is entered into as of June 1, 2001 by and among The Veritas Capital Fund, L.P., a Delaware limited partnership ("Veritas"), and the Persons listed as Additional Members on the signature page hereof (the "ADDITIONAL MEMBERS").

      WHEREAS, the Company was formed pursuant to that certain Limited Liability Company Operating Agreement dated as of August 6, 1999 among Veritas and certain named employees of PEI, as amended by that certain Amended and Restated Limited Liability Company Operating Agreement dated as of December 10, 1999 among Veritas and certain named employees of PEI and Sierra, as further amended by Amendment No. 1 to the Amended and Restated Limited Liability Company Operating Agreement dated as of February 25, 2000 among Veritas and the Additional Members named therein, as further amended by Amendment No. 2 to the Amended and Restated Limited Liability Company Operating Agreement dated as of June 1, 2000 among Veritas and the Additional Members named therein, and as further amended by Amendment No. 3 to the Amended and Restated Limited Liability Company Operating Agreement dated as of September 29, 2000 among Veritas and the Additional Members named therein (the "OPERATING AGREEMENT");

      WHEREAS, on September 29, 2000 Integrated Defense Technologies acquired Metric Systems Corporation, a Florida corporation ("METRIC"), Enterprise Electronics Corporation, an Alabama corporation ("ENTERPRISE"), and Continental Electronics Corporation, a Nevada corporation ("CONTINENTAL");

      WHEREAS, the Members desire to admit the Additional Members to the Company, including, without limitation certain employees of Metric, Enterprise and Continental, and to make certain amendments to the Operating Agreement;

      NOW, THEREFORE, in consideration of the mutual agreements made herein, the Members hereby agree to amend the Operating Agreement as follows:

      1. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Operating Agreement.

      2. Effective as of the date hereof, the Persons listed as Additional Members on the signature pages hereof are hereby admitted to the Company.

      3. SCHEDULE A and SCHEDULE B to the Operating Agreement are hereby amended in the forms annexed hereto to reflect the names, addresses, Capital Contributions, Class A Percentage Interests and Class B Percentage Interests of the Members after the admission of the Additional Members to the Company and the decreased or eliminated Class B Percentage Interests of certain Class B Members.

      4. For purposes of the Operating Agreement, employees of Integrated Defense Technologies shall be deemed to be PEI Employees and Class B Members employed by Integrated Defense Technologies shall be deemed to be PEI Class B Members.

      5. Article I is hereby amended by adding the following definitions:

            "'CONTINENTAL CLASS B MEMBER' means a Class B Member employed by Continental."

            "'ENTERPRISE CLASS B MEMBER' means a Class B Member employed by Enterprise."

            "'IDT EMPLOYEE' means a Member who is an employee of Integrated Defense Technologies or any of its Subsidiaries."

            "'METRIC CLASS B MEMBER' means a Class B Member employed by Metric."

      6. Section 4.2(c) is hereby amended to read in its entirety as follows:

            "(c) Upon a Change of Control, the PEI Reduction Percentage, the Sierra Reduction Percentage, the Director Reduction Percentage (as defined in Section 4.2(e)) and the Metric/Enterprise/Continental Reduction Percentage (as defined in Section 4.2(f)) shall be 0%. For purposes of this Agreement, "CHANGE OF CONTROL" means the occurrence of any of the following events:

                  (i) Veritas ceases to be the owner of a majority of the
            outstanding Percentage Interests;

                  (ii) Integrated Defense Technologies ceases to be the direct or indirect beneficial owner (as such term is defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) of a majority in the aggregate of the total voting power of all classes of capital stock of PEI, Sierra, Metric, Enterprise and Continental then outstanding and normally entitled to vote on the election of directors; or

                  (iii) the sale of all or substantially all of the assets of
            Integrated Defense Technologies and its Subsidiaries to a third party not Affiliated with Veritas."



      7. Section 4.2(d) is hereby amended to read in its entirety as follows:

            "(d) Upon a reduction in the Class B Percentage Interest of a Class B Member in accordance with SECTION 4.2(a), SECTION 4.2(b), SECTION 4.2(e), or SECTION 4.2(f), the portion of such Class B Member's Class B Percentage Interest which is so reduced shall be allocated to the Class A Members in proportion to their respective Class A Percentage Interests. In the event of such reduction, such Class B Member shall be entitled to no payment whatsoever as compensation for such reduction in his or her Class B Percentage Interest."


      8. A new Section 4.2(f) is hereby added to read as follows:

            "(f) Subject to SECTION 4.2(c), in the event that prior to September 30, 2005 or the fifth anniversary of the date the subject Metric Class B Member, Enterprise Class B Member or Continental Class B Member was employed by Metric, Enterprise or Continental, as the case may be (the "METRIC/ENTERPRISE/CONTINENTAL EMPLOYMENT DATE"), whichever is later, the employment of a Metric Class B Member, Enterprise Class B Member or Continental Class B Member by Integrated Defense Technologies or any of its Subsidiaries on a full time basis terminates for any reason, then as of the date of the termination of such employment (the "METRIC/ENTERPRISE/CONTINENTAL TERMINATION DATE"), the Class B Percentage Interest of such Metric Class B Member, Enterprise Class B Member or Continental Class B Member, as the case may be, shall be reduced by the following percentage (the "METRIC/ENTERPRISE/CONTINENTAL REDUCTION PERCENTAGE"):

                  Metric/Enterprise/Continental                                  Metric/Enterprise/Continental
                  Termination Date                                                    Reduction Percentage
                  ----------------                                                    --------------------

                  Prior to September 30, 2001 or the first
                     anniversary of the Metric/Enterprise/
                     Continental Employment Date,
                     whichever is later .....................................................100%
                  After September 30, 2001 or the first anniversary of the
                     Metric/Enterprise/ Continental Employment Date, whichever
                     is later, but prior to September 30, 2002 or the second
                     anniversary of the Metric/Enterprise/
                      Continental Employment Date,
                     whichever is later...................................................... 80%
                  After September 30, 2002 or the second
                     anniversary of the Metric/Enterprise/
                     Continental Employment Date, whichever is later, but prior to September 30, 2003 or the third anniversary of the
                      Metric/ Enterprise/Continental Employment
                      Date, whichever is later............................................... 60%
                  After September 30, 2003 or the third
                     anniversary of the Metric/Enterprise/
                     Continental Employment Date, whichever is later, but prior to September 30, 2004 or the fourth anniversary of the
                      Metric/ Enterprise/Continental Employment Date,
                      whichever is later..................................................... 40%
                  After September 30, 2004 or the fourth
                     anniversary of the Metric/Enterprise/
                     Continental Employment Date, whichever is later, but prior to September 30, 2005 or the fifth anniversary of the
                      Metric/ Enterprise/Continental Employment Date,
                     whichever is later...................................................... 20%
                  After September 30, 2005 or the fifth
                     anniversary of the Metric/Enterprise/
                     Continental Employment Date,
                     whichever is later......................................................  0%

            By way of example, if a Metric Class B Member whose Metric/Enterprise/Continental Employment Date was on or prior to September 30, 2000 were to terminate his employment with Integrated Defense Technologies or any of its Subsidiaries on December 31, 2003, his Class B Percentage Interest would be reduced by 40%."

      9. Section 8.4(a) is hereby amended to read in its entirety as follows:

            "(a) Veritas (and/or its Transferees) is hereby granted the right to purchase the entire Membership Interest (or at the discretion of Veritas any portion of the Membership Interest) held by any Member who is an IDT Employee, or who is a Permitted Transferee of an IDT Employee, in the event the employment of such Member (or the Transferor of such Member) by Integrated Defense Technologies or any of its Subsidiaries on a full time basis terminates (i) for cause or such Member voluntarily terminates his employment, with respect to such Member's Class A Membership Interest, or
      (ii) for any reason, with respect to such Member's Class B Membership Interest. Veritas may exercise this right at any time within the 60-day period immediately following the date such Member (or Transferor of such Member) ceases to be a full-time employee of Integrated Defense Technologies or any of its Subsidiaries."

      10. Section 8.4(b) is hereby amended to read in its entirety as follows:

            "(b) For purposes hereof, "TERMINATION FOR CAUSE" means termination of such Member's employment by Integrated Defense Technologies or any of its Subsidiaries by reason of (i) such Member's willful dishonesty towards, fraud upon, or deliberate injury or attempted injury to, or breach of fiduciary duty to Integrated Defense Technologies or any of its Subsidiaries; or (ii) conduct by such Member, in connection with the performance of the duties contemplated that would result in serious prejudice to the interests of Integrated Defense Technologies or any of its Subsidiaries, if such Member were to continue to be employed, including, without limitation, the conviction of a felony or a good faith determination by the Board of Directors of Integrated Defense Technologies or any of its Subsidiaries that such Member has committed acts involving moral turpitude; or (iii) such Member's failure to follow reasonable instructions or directions of the Board of Directors of Integrated Defense Technologies or any of its Subsidiaries, or any policy, rule or procedure of Integrated Defense Technologies or any of its Subsidiaries, in force from time to time."

      11. Section 8.4(c) is hereby amended to read in its entirety as follows:

            "(c) The purchase price at which Veritas may exercise its right shall be (i) with respect to any Class A Membership Interest, (x) for any period until the third anniversary of the Invested Capital Contribution Date, the Invested Capital of the Member plus 50% of the amount by which, if any, the Fair Market Value of the Class A Membership Interest exceeds the Invested Capital of the Member, or the Fair Market Value of the

      Class A Membership Interest, whichever is lower, and (y) for any period after the third anniversary of the Invested Capital Contribution Date, the Fair Market Value of the Class A Membership Interest; and (ii) with respect to any remaining Class B Membership Interest after application of the PEI Reduction Percentage, the Sierra Reduction Percentage or the Metric/Enterprise/Continental Reduction Percentage, as the case may be, the Fair Market Value of the Class B Membership Interest. For purposes of this Agreement "FAIR MARKET VALUE" of the Membership Interest shall be determined by the Board of Directors of Integrated Defense Technologies based on the most recent financial statements of Integrated Defense Technologies and its Subsidiaries available on the date such Member ceases to be a full time employee of Integrated Defense Technologies or any of its Subsidiaries."

      12. Section 8.5 is hereby amended to read in its entirety as follows:

            "8.5  MANDATORY SALE.

            (a) Any Member who is an IDT Employee or who is a Permitted Transferee of an IDT Employee shall sell his entire Class A Membership Interest to Veritas at a purchase price equal to the Invested Capital of the Member or the Fair Market Value of the Membership Interest, whichever is greater, in the event the employment of such Member (or the Transferor of such Member) by Integrated Defense Technologies or any of its Subsidiaries, is terminated without cause (as defined in SECTION 8.4(b) above).

            (b) The sale shall take place within 60 days following the termination of such Member's employment by Integrated Defense Technologies or any of its Subsidiaries."

      13. All other terms of the Operating Agreement shall remain in full force and effect and by their execution of this Amendment, the Additional Members make the representations and warranties set forth in Section 5.2 of the Operating Agreement and agree to be bound by all of the terms and conditions of the Operating Agreement applicable to the Members.

      14. This Amendment may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

         IN WITNESS WHEREOF, each of Veritas and the Additional Members has executed this Amendment as of the date first above written.


                                    THE VERITAS CAPITAL FUND, L.P.


                                    By: /s/ Robert B. McKeon
                                       -------------------------------
                                          Authorized Signature


                               ADDITIONAL MEMBERS:




[DIRECTOR CLASS B MEMBER]



[PEI CLASS B MEMBERS]



[METRIC CLASS B MEMBERS]



[ENTERPRISE CLASS B MEMBERS]



[CONTINENTAL CLASS B MEMBERS]

                           Amendment No. 6 to the
   Amended and Restated Limited Liability Company Operating Agreement of
                            IDT Holding, L.L.C.


      This Amendment No. 6 (this "AMENDMENT") to the Amended and Restated Limited Liability Company Operating Agreement of IDT Holding, L.L.C., a Delaware limited liability company (the "COMPANY"), is entered into as of February 5, 2002 by and among The Veritas Capital Fund, L.P., a Delaware limited partnership ("VERITAS"), and the Members listed on the signature page hereof (the "MEMBERS").

      WHEREAS, the Company was formed pursuant to that certain Limited Liability Company Operating Agreement dated as of August 6, 1999 among Veritas and certain named employees of PEI, as amended by that certain Amended and Restated Limited Liability Company Operating Agreement dated as of December 10, 1999 among Veritas and certain named employees of PEI and Sierra, as further amended by Amendment No. 1 to the Amended and Restated Limited Liability Company Operating Agreement dated as of February 25, 2000 among Veritas and the Additional Members named therein, as further amended by Amendment No. 2 to the Amended and Restated Limited Liability Company Operating Agreement dated as of June 1, 2000 among Veritas and the Additional Members named therein, as further amended by Amendment No. 3 to the Amended and Restated Limited Liability Company Operating Agreement dated as of September 29, 2000 among Veritas and the Additional Members named therein, as further amended by Amendment No. 4 to the Amended and Restated Limited Liability Company Operating Agreement dated as of June 1, 2001 among Veritas and the Additional Members named therein, and as further amended by Amendment No. 5 to the Amended and Restated Limited Liability Operating Agreement dated as of October 1, 2001 among Veritas and the Additional Members named therein (the "OPERATING AGREEMENT");

      WHEREAS, Integrated Defense Technologies, Inc., a subsidiary of the Company, proposes to offer shares of its common stock ("IDT SHARES") in an initial public offering (the "IPO"); and

      WHEREAS, Veritas and the Members have determined to amend the Operating Agreement in light of the IPO;

      NOW, THEREFORE, in consideration of the mutual agreements made herein, Veritas and the Members hereby agree to amend the Operating Agreement as follows:

      1. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Operating Agreement.

      2. The last sentence of Section 3.3 is hereby amended to read as follows:

            "In no event shall the aggregate Class B Percentage Interests exceed 5.8816%."

3. Section 4.1(a) is hereby amended to read in its entirety as follows:

            "4.1 ALLOCATION OF NET PROFITS AND NET LOSS OF THE COMPANY. Net Profits and Net Loss of the Company in each Fiscal Year shall be allocated to the Members as follows:

                  (a) NET PROFITS. Net Profits shall be allocated among the Members as follows:

                        (i) first to offset any Net Loss allocated to a Member;

                        (ii) next to the Class B Members PRO RATA in accordance
                  with their respective Class B Percentage Interests in an amount equal to the quotient of (A) the aggregate Class B Percentage Interests and (B) 100%, times the amounts distributed to the Class A Members under Section 4.4(a) and to the Class B Members under Section 4.4(b)(ii); and

                        (iii) thereafter among the Members PRO RATA in
                  accordance with their respective Percentage Interests."

4. Section 4.4 is hereby amended to read in its entirety as follows:

            "4.4 DISTRIBUTIONS. Available Cash shall be distributed to the Members as follows:

            (a) FIRST to the Class A Members in proportion to their unreturned Invested Capital until such time as they have received cumulative distributions under this SECTION 4.4 equal to all of their Invested Capital;

            (b) SECOND to the Class B Members PRO RATA in accordance with their respective Class B Percentage Interests until such time as they have received an amount equal to (i) the quotient of (A) the aggregate Class B Percentage Interests and (B) 100%, times the amount distributed to the Class A Members under Section 4.4(a) plus (ii) such additional amounts so that the distributions to the Class B Members under this Section 4.4(b) divided by the total amounts distributed under Sections 4.4(a) and 4.4(b) equals the aggregate of the Class B Percentage Interests, when expressed as a percentage; and

            (c) THEREAFTER, to the Members PRO RATA in accordance with their respective Percentage Interests."

5. A new Section 4.6 is hereby added to read as follows:


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

            4.6 SPECIAL RESTRICTIONS ON POST-IPO SALES BY AFFECTED CLASS A MEMBERS AND CLASS B MEMBERS. Notwithstanding the foregoing provisions of this Article IV, the Class A Members identified on SCHEDULE 1 to this Amendment (the "AFFECTED CLASS A MEMBERS") and the Class B Members shall not be allocated income from or be entitled to distributions from the sale of IDT Shares occurring within 180 days after the public offering date set forth on the final prospectus used to sell IDT Shares in connection with the IPO (the "RESTRICTION PERIOD"). After the termination of the Restriction Period, distributions and allocations will be made first to the Affected Class A Members and the Class B Members in amounts they would have been allocated and received but for the application of this Section
      4.6 (the "IPO MAKEUP"). After the IPO Makeup and the expiration of the Restriction Period, the Affected Class A Members and the Class B Members shall participate under this Article IV as if this Section 4.6 had not been in effect."

      6. A new Section 4.7 is hereby added to read as follows:

            "4.7 DISTRIBUTION OF TAX ADVANCES. Veritas, in its discretion, may cause the Company to make an advance ("TAX ADVANCE") to the Class A Members and/or for the Class B Members as a group to the extent that cash distributions are insufficient to pay the combined Federal, state and local income tax liabilities of such Members assuming for this purpose that all such Members are required to pay Federal, state and local income tax on such income at the highest rate applicable to such income. Tax Advances shall be repaid by reducing the amount of current or succeeding distributions which would otherwise be paid to such Members, or if such distributions are not sufficient for that purpose, by reducing the proceeds of liquidation otherwise payable to such Members."

      7. SCHEDULE A and SCHEDULE B to the Operating Agreement are hereby amended in the forms attached hereto to reflect the names, addresses, Capital Contributions, Class A Percentage Interests and Class B Percentage Interests of the Member after giving effect to the amendments to the Operating Agreement effected by this Amendment.

      8. All other terms of the Operating Agreement shall remain in full force and effect.

      9. This Amendment may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.


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

      IN WITNESS WHEREOF, each of Veritas and the Members has executed this amendment as of the date first above written.


                                    THE VERITAS CAPITAL FUND, L.P.


                                    By: /s/ Robert B. McKeon
                                       -------------------------------
                                           Authorized Signature



            [MEMBERS]







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